                                                               EXHIBIT NO. 10.1



             FIRST AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED
                CREDIT AGREEMENT, AND NOTE MODIFICATION AGREEMENT

         THIS FIRST AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, AND NOTE MODIFICATION AGREEMENT ("First Amendment") effective as of September 13, 1995 (the "First Amendment Effective Date") is made and entered into by and among TEAM, INC. (the "Borrower"), a Texas corporation, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS

         WHEREAS, the Borrower and the Lender are parties to an Amended and Restated Credit Agreement dated as of August 24, 1995 (the "Credit Agreement"); and

         WHEREAS, the Borrower and the Lender have agreed, on the terms and conditions herein set forth, to amend certain aspects of the Credit Agreement and to modify the payment terms of the "Term Note" and the "Revolving Credit Note" (as such terms are defined in the Credit Agreement);

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower and the Lender hereby agree that the Credit Agreement shall be amended as follows:

         Section 1. Certain Definitions. As used in this First Amendment, the terms "Borrower", "Credit Agreement", "First Amendment Effective Date", "First Amendment" and "Lender" shall have the meanings indicated above; and unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

         Section 2.    Amendments to Credit Agreement.

         Section 2.1.  Defined Terms.  The following terms, which are defined in
Section 1.02 of the Credit Agreement, are hereby amended as follows:

                 (a) The term "Agreement" is hereby amended to mean the Amended and Restated Credit Agreement, as amended and supplemented by this First Amendment and as the same may from time to time be further amended or supplemented.

                 (b) The term "Final Maturity Date" is hereby amended to mean December 1, 1996.

                 (c) The term "Revolving Credit Termination Date" is hereby amended to mean December 1, 1996.

         Section 2.2. Additional Defined Terms. Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions, which read in their entirety as follows:

                 "'First Amendment' shall mean that certain First Amendment and Supplement to Amended and Restated Credit Agreement, and Note Modification Agreement effective as of September 13, 1995 between the Lender and the Borrower."

         Section 3. Amendments to the Credit Agreement. On and after the First Amendment Effective Date, the Credit Agreement shall be amended as follows:

         (a)     Section 2.06(b)    Term Note.  Section 2.06(b) of the Credit
         Agreement is hereby amended by deleting the first paragraph thereof and substituting therefore the following paragraph:

                 "(b)  Term Note. The Loans to be made by the Lender to the
                  Borrower pursuant to Subsection 2.01(c) shall be evidenced by the Term Note, being that certain promissory note of the Borrower dated the Closing Date, in the original principal amount of $3,950,000, payable to the order of the Lender in six (6) consecutive quarterly installments commencing on September 30, 1995, being in the amount of $350,000 each, and the sixth and final installment in the amount of the unpaid principal balance then owing thereunder being due and payable on the Final Maturity Date. The Term Note shall otherwise be in substantially the form of Exhibit A-2 hereto. The Term Note represents a renewal, extension, rearrangement and modification of the Prior Term Note."

         (b)      Section 2.07(b)   Mandatory Prepayments.  Section 2.07(b) of
         the Credit Agreement is hereby amended by deleting clause (A) of subsection (iii) thereof and substituting therefore the following subsection:

                  "(A) 50% of the Net Cash Proceeds of the sale of Excluded Subsidiaries (not including the Foreign Subsidiaries). In addition, 100% of any deferred purchase price consideration received in connection with the sale of such Excluded Subsidiaries shall be assigned to the Lender."

         (c)      Section 7.15.     Location of Business and Offices.  Section
         7.15 of the Credit Agreement is hereby deleted in its entirety and restated as follows:

                  "Section 7.15     Location of Business and Offices. The
                  Borrower's principal place of business and chief executive office are located at the address stated on the signature page of the First Amendment. The principal place of business and chief executive office of each consolidated Subsidiary are located at the address stated on Schedule 7.15."

         (d)      Section 8.07.     Key Man Life Insurance Policy.  Section 8.07
         of the Credit Agreement is hereby deleted in its entirety.

         (e)      Section 8.08.     Certain Subsidiaries.  Section 8.08 of the
         Credit Agreement is hereby amended by deleting the phrase "within 90 days from and after the Closing Date" and substituting therefor "by December 31, 1995,".

         (f) Article 8 Affirmative Covenants. Article 8 of the Credit Agreement is hereby amended by adding the following section:

                          "Section 8.09 Chief Executive Officer. The Borrower
                  shall give Lender reasonable notice of any termination or withdrawal of the Borrower's Chief Executive Officer, which notice shall include the name of the Person to serve as the Borrower's interim Chief Executive Officer, if any, until a new Chief Executive Officer is appointed. If the Borrower names an interim Chief Executive Officer after making such notice, the Borrower shall give Lender subsequent notice of the name of such interim Chief Executive Officer. The Borrower shall give Lender notice of appointment of a new Chief Executive Officer, together with a copy of a resume and references of such new Chief Executive Officer, within a reasonable period after such appointment."

         (g)      Section 9.13.     Current Ratio.  Section 9.13 of the Credit
         Agreement is hereby deleted in its entirety and restated as follows:

                  "Section 9.13     Current Ratio. The Borrower will not permit
                  the ratio of (i) consolidated current assets less prepaid expenses to (ii) consolidated current liabilities of the Borrower and its Consolidated Subsidiaries, determined on the last day of each three-month fiscal quarter of the Borrower, to be less than 1.25 to 1.0 for the period from and after the Closing Date through August 31, 1996, and 1.50 to 1.0 thereafter. As used in this Section 9.13, "current liabilities" shall not include the entire Indebtedness, but shall only include the scheduled principal payments due and payable within the referenced period."

         (h)      Section 9.16      Fixed Charge Covenant Ratio.  Section 9.16
of the Credit Agreement is hereby amended and supplemented to add the following to the end thereof:

                  "As used in this Section 9.16, "current maturities of term debt" shall not include the entire Indebtedness, but shall only include the scheduled principal payments due and payable within the referenced period."

         (i) Section 10.01(k) Events of Default. Section 10.01(k) of the Credit Agreement is hereby deleted in its entirety and restated as follows:

                  "(k) Any change is made in the individual holding the position of Chief Executive Officer of Borrower unless the Lender consents to such change within ten
                           (10) Business Days after the earlier of written notice thereof from Borrower to Lender or the appointment of election of a new Chief Executive Officer, which consent will not be unreasonably withheld; or"

         (j)      Section 7.15.     Schedule 7.15.  The Credit Agreement is
hereby amended by adding Schedule 7.15 as attached hereto as Schedule 7.15.

         Section 3. Revolving Credit Note Modification. Notwithstanding anything to the contrary contained in the Revolving Credit Note or the Credit Agreement, the maturity date of the Revolving Credit Note shall be due and payable on December 1, 1996. Accrued interest at the rate or rates specified or referred to in the Revolving Credit Note, shall remain due and payable and payable on the dates specified or referred to in the Revolving Credit Note.

         Section 4. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement, the Notes or any of the other Security Instruments, or (b) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Credit Agreement, the Notes, the Security Instruments or any of the other documents referred to therein. Except as expressly supplemented, amended or modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement, the Notes, and any other Security Instruments or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

         Section 5. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this First Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Lender, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the other Security Instruments. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

         Section 6. Governing Law. This First Amendment and the rights and obligations of the parties hereunder and under the Credit Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

         Section 7. Descriptive Headings, etc. The descriptive headings of the several Sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 8. Entire Agreement. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this First Amendment.

         Section 9. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized offices as
of January    , 1996, and effective as of the date first above written.

             NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION26.02

         THIS FIRST AMENDMENT AND OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.

                                   TEAM, INC.

                                   By: /s/ Valerie L. Banner
                                       ----------------------------------
                                        Valerie L. Banner
                                        Vice President

                                   Address for Notice:

                                   1019 South Hood Street
                                   Alvin, Texas  77511
                                   Attn:  President

                                   with a copy to:

                                   Valerie L. Banner, Esq.
                                   1019 South Hood Street
                                   Alvin, Texas  77511

                                       TEXAS COMMERCE BANK
                                            NATIONAL ASSOCIATION

                                       By: /s/ C. D. Karges
                                           ------------------------------------
                                           C. D. Karges
                                           Senior Vice President

                                           Address for Notices:

                                           712 Main Street
                                           Houston, Texas  77002
                                           Attention: Mr. C. D. Karges

                                           Lending Office for Base Rate and
                                           Eurodollar Loans:

                                           712 Main Street
                                           Houston, Texas 77002
                                           Telecopier No.:     (713) 216-6004
                                           Telephone No.:      (713) 216-5929
                                           Attention:        C.D. Karges

                                           with a copy to:

                                           Loan Agreements
                                           1111 Fannin, 10th Floor
                                           Houston, Texas 77002
                                           Telecopier No.:     (713) 750-2951
                                           Telephone No.:      (713) 750-2990
                                           Attention:        Manager

                                                        SCHEDULE 7.15


                                   TEAM, INC.

                             1019 South Hood Street
                              Alvin, Texas  77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax


  OFFICERS                      OFFICE                       DIRECTORS

William A. Ryan               Chairman/President            William A. Ryan
                              Chief Executive Officer       Thomas N. Amonett
George W. Harrison            Senior Vice President         John L. Farrell, Jr.
Valerie L. Banner             Vice President/Secretary      Jack M. Johnson, Jr.
William B. Jacobs             Vice President                E. Theodore Laborde
James H. Teller               Vice President                Sidney B. Williams
Margie E. Rogers              Treasurer/Assistant Secretary


                              BEACON SERVICES, INC.

                             1019 South Hood Street
                              Alvin, Texas  77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax

  OFFICERS                   OFFICE                          DIRECTORS

William A. Ryan            President                        William A. Ryan
Valerie L. Banner          Secretary
Margie E. Rogers           Treasurer/Assistant Secretary



                           COMPOSITE POLE REPAIR, INC

                             1019 South Hood Street
                              Alvin, Texas  77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax


OFFICERS                OFFICE                          DIRECTORS

William A. Ryan         President                       William A. Ryan
Valerie L. Banner       Secretary
Margie E. Rogers        Treasurer/Assistant Secretary

                             HELLUMS SERVICES, INC.

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 313-4107 - fax

OFFICERS                            OFFICE                        DIRECTORS

William A. Ryan                  President                     William A. Ryan
Valerie L. Banner                Secretary
Margie E. Rogers                 Treasurer/Assistant Secretary


                               LEAK REPAIRS,INC.

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax


OFFICERS                            OFFICE                        DIRECTORS

William A. Ryan                  President                     William A. Ryan
Valerie L. Banner                Secretary
Margie E. Rogers                 Treasurer/Assistant Secretary


                               PIPE REPAIRS, INC.

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax

OFFICERS                            OFFICE                        DIRECTORS

George W. Harrison               President                     William A. Ryan
William A. Ryan                  Vice President
Valerie L. Banner                Secretary
Margie E. Rogers                 Treasurer/Assistant Secretary

                       TEAM ENVIRONMENTAL SERVICES, INC.

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax


OFFICERS                           OFFICE                        DIRECTORS

George W. Harrison             President                    William A. Ryan
William A. Ryan                Vice President               George W. Harrison
Thomas J. Rappolt              Vice President
William B. Jacobs              Vice President
John P. Kearns                 Vice President
James H. Teller                Vice President
Valerie L. Banner              Secretary
Margie E. Rogers               Treasurer/Assistant Secretary


                            TECO MANUFACTURING, INC.

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax


OFFICERS                          OFFICE                        DIRECTORS

George W. Harrison             President                      William A. Ryan
William A. Ryan                Vice President                 George W. Harrison
Valerie L. Banner              Secretary
Margie E. Rogers               Treasurer/Assistant Secretary

                           USA FEDERAL SERVICES, INC.
                  (formerly Universal Federal Services, Inc.)

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax

  OFFICERS                         OFFICE                      DIRECTORS

William A. Ryan           President                          William A. Ryan
Valerie L. Banner         Secretary
Margie E. Rogers          Treasurer/Assistant Secretary


                           USA GUNITE SERVICES, INC.
               (formerly General Gunite & Construction Co., Inc.)

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax

  OFFICERS                         OFFICE                      DIRECTORS

William A. Ryan           President                          William A. Ryan
Valerie L. Banner         Secretary
Margie E. Rogers          Treasurer/Assistant Secretary


                   USA MAINTENANCE AND REPAIR SERVICES, INC.
                    (formerly Universal Services Co., Inc.)

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax

  OFFICERS                         OFFICE                      DIRECTORS

William A. Ryan           President                          William A. Ryan
Valerie L. Banner         Secretary
Margie E. Rogers          Treasurer/Assistant Secretary

                           USA PUBLIC SERVICES, INC.
                    (formerly Infrastructure Services, Inc.)

                             1019 South Hood Street
                               Alvin, Texas 77511
                            (713) 331-6154 -- phone
                             (713) 331-4107 -- fax


OFFICERS                        OFFICE                          DIRECTORS
- --------                        ------                          ---------
William A. Ryan                 President                       William A. Ryan
Valerie L. Banner               Secretary
Margie E. Rogers                Treasurer/Assistant Secretary


                      USA WATER CONSULTING SERVICES, INC.
                      (formerly Water Company of America)

                             1019 South Hood Street
                               Alvin, Texas 77511
                            (713) 331-6154 -- phone
                             (713) 331-4107 -- fax

OFFICERS                        OFFICE                          DIRECTORS
- --------                        ------                          ---------
William A. Ryan                 President                       William A. Ryan
Valerie L. Banner               Secretary
Margie E. Rogers                Treasurer/Assistant Secretary


801 COMPANIES

                       FIRST AMERICAN CAPITAL CORPORATION

                             1019 South Hood Street
                               Alvin, Texas 77511
                            (713) 331-6154 -- phone
                             (713) 331-4107 -- fax

OFFICERS                        OFFICE                          DIRECTORS
- --------                        ------                          ---------
William A. Ryan                 President                       William A. Ryan
D. Mike Anderson                Vice President
Valerie L. Banner               Secretary
Margie E. Rogers                Treasurer/Assistant Secretary

                     FIRST AMERICA DEVELOPMENT CORPORATION

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax

  OFFICERS                         OFFICE                      DIRECTORS

D. Mike Anderson          President                          William A. Ryan
William A. Ryan           Vice President
Valerie L. Banner         Secretary
Margie E. Rogers          Treasurer/Assistant Secretary



                              FT. BRAGG 801, INC.

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax

  OFFICERS                         OFFICE                      DIRECTORS

D. Mike Anderson          President                          William A. Ryan
William A. Ryan           Vice President
Valerie L. Banner         Secretary
Margie E. Rogers          Treasurer/Assistant Secretary



                             FT. STEWART 801, INC.

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax

  OFFICERS                         OFFICE                      DIRECTORS

D. Mike Anderson          President                          William A. Ryan
William A. Ryan           Vice President
Valerie L. Banner         Secretary
Margie E. Rogers          Treasurer/Assistant Secretary

                              PENSACOLA 801, INC.

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax

  OFFICERS                         OFFICE                      DIRECTORS

D. Mike Anderson          President                          William A. Ryan
William A. Ryan           Vice President
Valerie L. Banner         Secretary
Margie E. Rogers          Treasurer/Assistant Secretary



                               PORTALES 801, INC.

                             1019 South Hood Street
                               Alvin, Texas 77511
                             (713) 331-6154 - phone
                              (713) 331-4107 - fax

  OFFICERS                         OFFICE                      DIRECTORS

D. Mike Anderson          President                          William A. Ryan
William A. Ryan           Vice President
Valerie L. Banner         Secretary
Margie E. Rogers          Treasurer/Assistant Secretary